Acquisitions and Divestitures	9 Months Ended
Jul. 31, 2025
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Acquisitions and Divestitures
20.	Acquisitions and divestitures
Acquisitions
Acquisition completed impacting the current year
KeyCorp
On December 27, 2024, the Bank completed its acquisition of an approximate ownership interest of 14.9% or 163 million shares in KeyCorp. The acquisition was completed in two stages – an initial investment of 4.9% (Initial Investment) on August 30, 2024, and an additional investment of approximately 10% (Additional Investment) on December 27, 2024. The acquisition was completed through all-cash
purchases of newly issued voting common shares, at a fixed price of U.S.$17.17 per share, resulting in total cash consideration paid of approximately U.S.$2.8 billion. Following completion of the Additional Investment, the Bank designated two individuals to serve on KeyCorp’s Board of Directors.
Effective December 27, 2024, the combined 14.9% investment was accounted for as an investment in associate as the Bank has significant influence over KeyCorp as defined under IFRS, given its board representation and ownership interest. The Initial Investment of 4.9% previously accounted for at fair value through other comprehensive income was derecognized and included in the cost base of the investment in associate in Q1 2025. The difference between the fixed transaction price and the quoted share price of KeyCorp on the date of Additional Investment (U.S.$17.20) was recognized as a gain in non-interest
income – other in Q1 2025, with a corresponding increase in the carrying value of the investment in associate. The carrying amount of the investment in associate upon closing was U.S.$2.8 billion ($4.1 billion), and represents the Bank’s share of KeyCorp’s net assets, adjusted for goodwill and other intangibles. The total impact to the Bank’s common equity Tier 1 (CET1) ratio from the transaction was a decrease of approximately 49 basis points.
For the three and
nine
months ended
July

31
, 2025, $103 million ($97 million
after-tax)
and $245 million ($227 million
after-tax),
respectively, was recorded in net income from investments in associated corporations, representing the Bank’s share of KeyCorp’s financial results reported on a one-month
lag. Changes during the
one-month
lag period are monitored and adjusted if results are materially impacted.
Divestitures
Divestitures announced that are expected to close in a future period
Sale of banking operations in Colombia, Costa Rica and Panama
On January 6, 2025, the Bank entered into an agreement with Davivienda to sell Scotiabank’s banking operations in Colombia, Costa Rica and Panama in exchange for an approximately 20% ownership stake in the newly combined entity of Davivienda. The Bank’s ownership will consist of 14.99% voting common shares and the remainder in non-voting
preferred shares. At the closing date, the Bank will have the right to designate individuals to serve on the Board of Directors of Davivienda’s combined operations commensurate with its ownership stake. This investment will be accounted for as an investment in associate, as the Bank will have significant influence.
The transaction is expected to be completed in approximately 12 months from the signing date, subject to regulatory approvals in all jurisdictions and customary closing conditions.
On the date of the agreement, the Bank’s operations that are part of this transaction were classified as held for sale in accordance with IFRS 5 and an impairment loss of $
1,362
 million ($1,355 million after-tax) was recorded in
non-interest
expenses – other within the Other operating segment, representing the write-down of goodwill ($
589
million), intangibles ($
151
million), property and equipment ($
290
million) and the remaining in other assets. The impact to the Bank’s CET1 capital ratio was a decrease of approximately 12 basis points in Q1 2025.
At each future reporting period, any changes in the carrying value of the net assets being sold and the fair value of the shares to be received, will be recognized in profit and loss. These changes resulted in a partial reversal of the

impairment loss of $29 million after-tax in Q3 2025 (Q2 2025 – impairment loss of $8 million after-tax).
As at July 31, 2025, the
held-for-sale
operations included total assets of $
23
 billion and total liabilities of $
21
 billion, consisting primarily of loans and deposits, and the net cumulative foreign currency translation losses were $
194
 million. Upon closing, these assets and liabilities will be derecognized and the net cumulative foreign currency translation reserve at the closing date related to these operations will be recorded in the consolidated statement of income.
Divestiture closed during the year
CrediScotia Financiera
On February 28, 2025, the Bank completed the sale of CrediScotia Financiera S.A. (CrediScotia), a wholly-owned consumer finance subsidiary in Peru, to Banco Santander S.A. (Espana), upon receiving regulatory approvals and satisfying closing conditions.
Upon closing, assets and liabilities of $985 million and $726 million, respectively, in relation to this business were derecognized. A total loss of $102 million after-tax has been recognized and recorded in the Other segment for this transaction, of which $
12
million after-tax was recorded in Q2 2025 and $
90
million was recorded in Q3 2024. The amount was recognized in non-interest income – other.
The closing of the transaction increased the Bank’s CET1 ratio by approximately three basis points.